Fees Summary	Oct. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,332,888.98
Previously Paid Amount	4,078.50
Total Fee Amount	4,409.10
Total Offset Amount	0.00
Net Fee	$ 330.60